Exhibit 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,283,573 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance

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periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$463,208,400
Aggregate Outstanding Principal Balance – Treasury Bill	$54,190,682
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	11.70%
Aggregate Outstanding Principal Balance – One Month LIBOR	$409,017,718
Percentage of Aggregate Outstanding Principal Balance – One Month LIBOR	88.30%
Number of Borrowers	14,699
Average Outstanding Principal Balance Per Borrower	31,513
Number of Loans	26,241
Average Outstanding Principal Balance Per Loan – Treasury Bill	44,093
Average Outstanding Principal Balance Per Loan – One Month LIBOR	16,353
Weighted Average Remaining Term to Scheduled Maturity	176 months
Weighted Average Annual Interest Rate	4.93%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,666	$68,630,208	14.8%
3.01% to 3.50%	4,885	65,536,306	14.1
3.51% to 4.00%	4,663	71,108,430	15.4
4.01% to 4.50%	5,657	83,108,434	17.9
4.51% to 5.00%	1,806	30,643,880	6.6
5.01% to 5.50%	474	10,535,377	2.3

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
5.51% to 6.00%	489	10,409,524	2.2
6.01% to 6.50%	594	12,337,324	2.7
6.51% to 7.00%	868	20,649,639	4.5
7.01% to 7.50%	299	8,438,609	1.8
7.51% to 8.00%	681	22,486,335	4.9
8.01% to 8.50%	608	26,101,904	5.6
Equal to or greater than 8.51%	551	33,222,431	7.2
Total	26,241	$463,208,400	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,878	$6,327,791	1.4%
$5,000.00 - $9,999.99	2,083	15,491,621	3.3
$10,000.00 - $14,999.99	1,691	20,981,432	4.5
$15,000.00 - $19,999.99	1,325	23,095,959	5.0
$20,000.00 - $24,999.99	1,056	23,691,556	5.1
$25,000.00 - $29,999.99	812	22,257,948	4.8
$30,000.00 - $34,999.99	705	22,864,990	4.9
$35,000.00 - $39,999.99	561	21,054,744	4.5
$40,000.00 - $44,999.99	474	20,087,881	4.3
$45,000.00 - $49,999.99	408	19,336,065	4.2
$50,000.00 - $54,999.99	337	17,647,143	3.8
$55,000.00 - $59,999.99	280	16,123,531	3.5
$60,000.00 - $64,999.99	246	15,366,482	3.3
$65,000.00 - $69,999.99	202	13,604,923	2.9
$70,000.00 - $74,999.99	175	12,692,721	2.7
$75,000.00 - $79,999.99	164	12,717,536	2.7
$80,000.00 - $84,999.99	131	10,762,378	2.3
$85,000.00 - $89,999.99	117	10,206,891	2.2
$90,000.00 - $94,999.99	109	10,082,054	2.2
$95,000.00 - $99,999.99	105	10,226,289	2.2
$100,000.00 and above	840	138,588,465	29.9
Total	14,699	$463,208,400	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 - 30 Days	24,753	$425,542,012	91.9%
31 - 60 Days	456	10,178,408	2.2
61 - 90 Days	293	8,253,901	1.8
91 - 120 Days	144	2,883,589	0.6
121 - 150 Days	119	4,162,964	0.9
151 - 180 Days	101	2,896,907	0.6
181 - 210 Days	85	2,151,296	0.5
Greater than 210 Days	290	7,139,322	1.5
Total	26,241	$463,208,400	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	116	$35,265	*
4 to 12	845	689,533	0.1%
13 to 24	1,770	3,877,857	0.8
25 to 36	1,333	4,181,909	0.9
37 to 48	1,118	5,107,984	1.1
49 to 60	1,106	6,682,713	1.4
61 to 72	1,802	11,796,034	2.5
73 to 84	2,230	16,299,088	3.5
85 to 96	1,262	12,940,288	2.8
97 to 108	950	11,551,482	2.5
109 to 120	996	14,108,981	3.0
121 to 132	2,184	37,896,250	8.2
133 to 144	2,775	36,492,311	11.5
145 to 156	1,521	33,235,949	7.9
157 to 168	1,236	33,124,192	7.2
169 to 180	1,100	33,124,192	7.2
181 to 192	804	27,449,093	5.9
193 to 204	654	24,697,787	5.3
205 to 216	411	15,827,768	3.4
217 to 228	351	12,645,633	2.7
229 to 240	268	10,617,757	2.3
241 to 252	202	8,652,475	1.9
253 to 264	135	5,501,637	1.2
265 to 276	121	5,880,511	1.3
277 to 288	111	5,756,168	1.2
289 to 300	237	17,789,664	3.8
301 to 312	407	32,420,688	7.0
313 to 324	26	1,621,850	0.4

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2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
325 to 336	27	3,084,047	0.7
337 to 348	35	1,613,322	0.3
349 to 360	41	4,237,784	0.9
361 and above	67	4,288,105	0.9
Total	26,241	$463,208,400	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	630	$13,906,340	3.0%
Forbearance*	2,652	57,257,169	12.4
Repayment
First year in repayment	125	6,717,562	1.5
Second year in repayment	141	6,949,006	1.5
Third year in repayment	177	9,282,194	2.0
More than 3 years in repayment	22,516	369,096,130	79.7
Total	26,241	$463,208,400	100.0%
*
Of the trust student loads in forbearance status approximately 327 loan with an aggregate outstanding principal balance of $5,758,983, representing 1.24% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
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2004-2

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 151.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Scheduled Months in Status Remaining
	Deferment	Forbearance	Repayment
Deferment	17.3	–	199.8
Forbearance	–	21.1	192.4
Repayment	–	–	169.0
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $13,906,340 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $10,416,234 or approximately 74.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	155	$3,326,917	0.7%
Alaska	37	736,094	0.2
Arizona	612	12,408,614	2.7
Arkansas	104	1,979,609	0.4
California	2,942	55,241,172	11.9
Colorado	452	8,486,880	1.8
Connecticut	322	4,599,295	1.0
Delaware	64	1,694,300	0.4
District of Columbia	95	1,196,778	0.3
Florida	3,987	65,868,948	14.2
Georgia	783	14,796,664	3.2
Hawaii	94	2,024,031	0.4
Idaho	94	1,611,655	0.3
Illinois	723	10,873,871	2.3
Indiana	485	7,668,075	1.7
Iowa	129	2,012,838	0.4
Kansas	479	7,819,652	1.7
Kentucky	144	1,944,126	0.4
Louisiana	501	9,158,967	2.0
Maine	62	799,826	0.2
Maryland	551	9,596,919	2.1

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2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Massachusetts	626	8,975,094	1.9
Michigan	447	9,148,112	2.0
Minnesota	374	6,758,275	1.5
Mississippi	119	2,684,546	0.6
Missouri	610	11,606,242	2.5
Montana	60	835,634	0.2
Nebraska	59	1,111,552	0.2
Nevada	178	3,583,967	0.8
New Hampshire	93	1,596,095	0.3
New Jersey	674	10,210,254	2.2
New Mexico	76	1,660,909	0.4
New York	1,609	23,735,558	5.1
North Carolina	584	9,009,763	1.9
North Dakota	18	396,678	0.1
Ohio	1,885	40,442,637	8.7
Oklahoma	341	6,082,530	1.3
Oregon	397	6,895,102	1.5
Pennsylvania	585	10,018,021	2.2
Rhode Island	62	1,270,859	0.3
South Carolina	181	4,400,564	1.0
South Dakota	23	279,647	0.1
Tennessee	381	7,306,374	1.6
Texas	1,929	33,878,022	7.3
Utah	93	2,481,811	0.5
Vermont	32	674,126	0.1
Virginia	586	9,983,904	2.2
Washington	895	15,176,852	3.3
West Virginia	91	1,561,711	0.3
Wisconsin	185	2,906,433	0.6
Wyoming	25	628,502	0.1
Other	208	4,063,394	0.9
Total	26,241	$463,208,400	100.0%
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date,

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the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

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2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	13,050	$186,801,444	40.3%
Other Repayment Options(1)	10,309	178,662,581	38.6
Income-driven Repayment(2)	2,882	97,744,375	21.1
Total	26,241	$463,208,400	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 182 loans with an aggregate outstanding principal balance of $7,623,420 currently in an interest-only period.  These interest-only loans represent approximately 1.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	13,017	$186,511,144	40.3%
Unsubsidized	13,224	276,697,256	59.7
Total	26,241	$463,208,400	100.0%
The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	290	$16,531,727	3.6%
October 1, 1993 through June 30, 2006	25,951	446,676,673	96.4
July 1, 2006 and later	0	0	0.0
Total	26,241	$463,208,400	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

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The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	707	$7,968,068	1.7%
College Assist	10	227,739	*
Educational Credit Management Corporation	1,157	20,596,182	4.4
Florida Off of Student Financial Assistance	4,197	60,859,077	13.1
Great Lakes Higher Education Corporation	11,739	247,060,301	53.3
Illinois Student Assistance Comm
Kentucky Higher Education Assistance Authority	1,395	18,901,648	4.1
Louisiana Office of Student Financial Assistance	164	2,276,176	0.5
Michigan Guaranty Agency	260	3,908,007	0.8
Nebraska National Student Loan Program	3	73,847	*
New Jersey Higher Ed Student Assistance Authority	2,856	39,317,958	8.5
New York State Higher Ed Services Corp	223	3,288,548	0.7
Northwest Education Loan Association	1,826	29,822,960	6.4
United Student Aid Funds, Inc.	1,704	28,907,888	6.2
Total	26,241	$463,208,400	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

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